SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) October 27, 1997


                             Base Ten Systems, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



New Jersey                        0-7100                     22-1804206
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(State or Other                (Commission                (I.R.S. Employer
Jurisdiction of                File Number)                Identification No.)
Incorporation)


                One Electronics Drive, Trenton, New Jersey 08619
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               (Address of Principal Executive Offices) (Zip Code)


                                 (609) 586-7010
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              (Registrant's Telephone Number, Including Area Code)




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          (Former Name or Former Address, If Changed Since Last Report)

ITEM 2.  Acquisition or Disposition of Assets

     On October 27, 1997, Base Ten Systems, Inc. (the "Company") entered into an Asset Purchase Agreement (the "Agreement") with Strategic Technologies, Inc., a Nevada corporation ("Purchaser"), pursuant to which the Company will sell substantially all of the assets, subject to certain liabilities, of the Government Technology Division ("GTD") to the Purchaser (the "Sale"). The Purchaser will be operated and partially owned by certain members of the Company's senior management (the "Management Group") who have been over time, and are currently, significantly involved in the business and development of the GTD.

     The Management Group is led by Mr. Edward Klinsport, Executive Vice President and Secretary of the Company, and consists primarily of senior operating personnel of the GTD, certain of whom will own equity interests in, and all of whom will be employed by, the Purchaser,

     Pursuant to the terms of the Asset Purchase Agreement executed by the Company and the Purchaser in connection with the proposed Sale, in consideration of the transfer to the Purchaser of substantially all of the operating assets of the GTD (the "Assets") and assumption by the Purchaser of certain liabilities associated with the GTD (the "Assumed Liabilities"), the Company will receive cash in the amount of $3,500,000 and a promissory note (the "Note") to be issued by the Purchaser in favor of the Company, in a principal amount equal to the difference between (x) the amount of the net assets of the GTD (as such amount shall be determined jointly between the Purchaser and the Company on the basis of the Company's books of account) plus $400,000, and (y) $3,500,000. The Note will have a term of five years and bear interest at the rate of 7.5% per annum. Principal payments under the Note will amortize over a three year period beginning on the second anniversary of the closing of the Sale. Interest on the Note will be payable quarterly beginning at the end of the first fiscal quarter following the closing of the Sale. Net assets of the GTD will be the amount equal to the difference between the monetary value of the Assets reduced by the monetary value of the Assumed Liabilities. The Note will be unsecured. Payment of the outstanding principal and accrued interest under the Note will be accelerated upon the occurrence of certain events including (a) any repayment of the principal of any indebtedness of the Purchaser to affiliates of the Purchaser, and (b) certain customary events of default.

     The Company will also receive a warrant (the "Warrant") exercisable for that number of shares of voting common stock of the Purchaser as equals 5% of the Purchaser's issued and outstanding shares of common stock and common stock equivalents immediately following and giving effect to the Purchaser's initial underwritten public offering, with respect to which there can be no assurance. In addition, if, within twelve months of the closing of the Sale, the Purchaser enters into an agreement with Daimler Benz Aerospace pursuant to which Daimler Benz Aerospace agrees to purchase 600 or more Pylon Decoder Units, then, as additional consideration, the Purchaser will pay the Company $400,000, which amount will be payable in the amount of $100,000 per fiscal quarter beginning three months after the Purchaser receives the initial order under such agreement.

     The Agreement also provides that the Company will sub-lease to Purchaser for a term of five years an approximately 40,000 square foot portion of the Company's main building located at One Electronics Drive, Trenton, New Jersey (the "Leased Space"). The initial rent the Purchaser will pay the Company for the Leased Space will be at the rate of (i) $7.00 per square foot for office and manufacturing space, and (ii) $3.00 per square foot for shared common areas, or a total of $240,000 annually. In addition, the Purchaser will be responsible for its pro rata share of the building's electric, heating, insurance, tax and maintenance expenses.

     Completion of the Sale will be subject to certain third-party consents and approval by the Company's shareholders, who will also be asked to approve separately amendments to certain provisions of the Company's incentive stock option plans (the "Amendments"). Such Amendments extend the date on which certain options held by persons who will continue in the employ of the Purchaser may be exercised. The effect of these Amendments will be a non-cash charge of $900,000 maximum against the Company's earnings in the first quarter of 1998.

     Attached to this Report as Exhibit 99.1 is the form of Asset Purchase Agreement, executed in connection with the proposed Sale.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (b)      Pro Forma Financial Information

                  Unaudited Pro Forma Condensed Consolidated Balance
                  Sheet as of July 31, 1997..................................F1
                  Unaudited Pro Forma Condensed Consolidated Statements
                  of Income of the Company...................................F3

         (c)      Exhibits

                  2.1 Asset Purchase Agreement
                  99.1 Press Release, dated as of October 27, 1997

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BASE TEN SYSTEMS, INC.


Date:    November __, 1997            By: /s/Edward J. Klinsport
                                          -----------------------
                                      Name:    Edward J. Klinsport
                                      Title:   Executive Vice President and
                                               Secretary

     Unaudited Pro Forma Financial Information

     Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company

     The unaudited pro forma condensed consolidated balance sheet has been derived from the historical consolidated balance sheet of the Company. The unaudited pro forma condensed consolidated balance sheet of the Company has been prepared assuming the Sale of the GTD occurred on July 31, 1997. The unaudited pro forma condensed consolidated balance sheet should be read in conjunction with the historical financial statements of the Company and the notes thereto for the three years in the period ended October 31, 1996 and for the nine months ended July 31, 1997 included in the Company's periodic reports filed with the Securities and Exchange Commission. The unaudited pro forms condensed consolidated balance sheet is not necessarily reflective of the financial position of the Company had the Sale of the GTD occurred on July 31, 1997.

                             Base Ten Systems, Inc.
                      Pro Forma Consolidated Balance Sheet
                               As of July 31, 1997

                                                           Company                    Pro-forma        Company
                                                          Historical     Sale(1)     Adjustments      Pro-forma
                                                          ----------     -------     -----------      ---------

                                                      ASSETS
CURRENT ASSETS:
Cash                                                           $3,771  $        --       $3,500(2)          $7,271
Accounts Receivable                                             7,181      (4,375)                           2,806
Inventories                                                     3,868      (3,111)                             757
Current portion of employee loan receivable                       128           --                             128
Other current assets                                              601           --
                                                                  ---
TOTAL CURRENT ASSETS                                           15,549      (7,486)           3,500          11,563
PROPERTY, PLANT & EQUIPMENT                                     5,209        (862)                           4,347
EMPLOYEE LOAN RECEIVABLE                                           47           --                              47
NOTES RECEIVABLE                                                   --           --        3,322(2)           3,322
OTHER ASSETS                                                    8,717                                        8,717
                                                                -----     --------        --------           -----
TOTAL ASSETS                                                  $29,522     $(8,348)          $6,822         $27,996
                                                              =======     =======           ======         =======

                                       LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts Payable                                               $1,045        (592)  $                       $  453
Accrued Expenses                                                3,693      (1,334)          625(3)           2,984
Current portion of capital lease obligation                        54           --                              54
                                                                   --                                           --
TOTAL CURRENT LIABILITIES                                       4,792      (1,926)             625           3,491
                                                                -----      ------              ---           -----
LONG TERM LIABILITIES:
Other long-term liabilities                                       272           --                             272
Capital lease obligation                                        3,441           --                           3,441
Long-term debt                                                 15,500           --                          15,500
                                                               ------                                       ------
TOTAL LONG-TERM LIABILITIES                                    19,213           --                          19,213
                                                               ------                                       ------
SHAREHOLDERS' EQUITY
Preferred Stock, $1.00 par value, authorized and
   unissued - 1,000,000 shares
Class A Common Stock, $1.00 par value,
   22,000,000 shares authorized;  issued and
   outstanding 7,497,360
   in 1997                                                      7,497           --                           7,497
Class B Common Stock, $1.00 par value
   2,000,000 shares authorized; issued and
   outstanding 445,121 in 1997                                    445           --              --             445
Additional paid in capital                                     25,603           --          900(4)          26,503
Deficit                                                      (27,885)      (6,422)  5,297(2)(3)(4)        (29,010)
                                                                5,660      (6,422)           6,197           5,435
Equity adjustment from foreign currency translation             (143)           --                           (143)
                                                                5,517      (6,422)           6,197           5,292
TOTAL LIABILITIES AND SHAREHOLDERS EQUITY
                                                              $29,522     $(8,348)          $6,822         $27,996


----------

Notes to Pro forma Consolidated Balance Sheet of the Company:

(1) Assets and liabilities of the Purchaser. Although the Sale transaction has not been finalized, management believes that any remaining pro forma adjustments would not have a material effect on the financial position of the Company, except those described in Notes 2 and 3.

(2) Reflects the receipt of cash and a note receivable for the book value of the assets on the closing date in connection with the Sale.

(3)  Reflects the liability for expenses in connection with the Sale of $625.

(4) Reflects the adjustment for the change in measurement date of certain employee stock options of $900.

 Unaudited Pro Forma Condensed Consolidated Statements of Income of the Company

     The unaudited pro forma condensed consolidated statements of income have been derived from the historical consolidated statements of income of the Company. The unaudited pro forma condensed consolidated statement of income for the year ended October 31, 1996, and the unaudited pro forma condensed consolidated statement of income for the nine months ended July 31, 1997, has been prepared assuming the Sale occurred on November 1, 1995. The unaudited pro forma condensed consolidated statements of income should be read in conjunction with the historical financial statements of the Company and notes thereto for the three years ended October 31, 1997 and for the nine months ended July 31, 1997 included in the Company's periodic reports filed with the Securities and Exchange Commission. The unaudited pro forma condensed consolidated statements of income are not necessarily indicative of the financial results of the Company had the Sale occurred at the beginning of the period.

                             Base Ten Systems, Inc.
                Pro Forms Condensed Consolidated Income Statement
                       For the Year Ended October 31, 1996

                                                                Company                              Company
                                                               Historical         Sale(1)           Pro-forma
                                                               ----------         -------           ---------
REVENUES
Sales                                                                $14,591           $13,329             $1,262
Other Income                                                             300                --                300
                                                                         ---                                  ---
Total Revenues                                                        14,891            13,329              1,562
                                                                      ------            ------              -----
COST & EXPENSES
Cost of Goods Sold                                                    10,973            10,742                231
Research and Development                                                 998               594                404
Selling, General & Administrative                                      8,509             2,353              6,156
Amortization of Software Development Costs                             1,278                --              1,278
Write-off of software development costs                                2,429                --              2,429
Interest Expense                                                         710                --                710
                                                                         ---                                  ---
Total Costs and Expenses                                              24,897            13,689             11,208
LOSS BEFORE INCOME TAXES                                            (10,006)             (360)            (9,646)
                                                                    -------              ----             ------
INCOME TAX BENEFIT                                                   (1,047)                --            (1,047)
                                                                     ------                               ------
NET LOSS                                                            $(8,959)            $(360)           $(8,599)
                                                                    =======             =====            =======
LOSS PER SHARE                                                       ($1.16)                              ($1.11)
                                                                     ------                               ------
WEIGHTED AVERAGE SHARES
OUTSTANDING                                                            7,743                --              7,743
                                                                       -----                                -----


----------

Notes to Pro Forma Condensed Consolidated Income Statement:

(1) Revenues and expenses of the Purchaser. Although the Sale transaction has not yet been finalized, management believes that any remaining adjustments will not have a material effect on the pro forma results of operations of the Company. Does not include any adjustment for the change in measurement date of certain employee stock options.

                             Base Ten Systems, Inc.
                Pro Forma Condensed Consolidated Income Statement
                     For the Nine Months Ended July 31, 1997

                                                                Company                              Company
                                                               Historical         Sale(1)           Proforma
                                                               ----------         -------           --------
REVENUES

         Sales                                                        $9,808            $8,219             $1,589
         Other Income                                                    133                                  133
                                                                         ---                                  ---
                  Total Revenues                                       9,941             8,219              1,722
                                                                       -----             -----              -----

COST & EXPENSES
         Cost of Goods Sold                                            8,322             6,816              1,506
         Research and Development                                        490               408                 82
         Selling, General & Administrative                             6,114             2,353              3,761
         Amortization of Software Development Costs                    1,121                                1,121
         Interest Expense                                              1,139                                1,139
                                                                       -----                                -----

                  Total Costs and Expenses                            17,186             9,577              7,609

LOSS BEFORE INCOME TAXES                                             $(7,245)          $(1,358)           $(5,887)
                                                                     =======           =======            =======
INCOME TAXES/(BENEFIT)                                                  --                                     --
                                                                     -------           -------            -------
NET LOSS                                                            $(7,245)          $(1,358)           $(5,887)
                                                                    -------           -------            -------
LOSS PER SHARE                                                       $(0.92)                              $(0.75)
                                                                    ------            -------             ------
WEIGHTED AVERAGE SHARES
OUTSTANDING                                                            7,852                                7,852
                                                                       -----                                -----


----------

Notes to Pro Forma Condensed Consolidated Income Statement:

1. Revenues and expenses of the Purchaser. Although the Sale transaction has not yet been finalized, management believes that any remaining adjustments will not have a material effect on the pro forma results of operations of the Company. Does not include any adjustment for the change in measurement date of certain employee stock options.